                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                            MONTHLY OPERATING REPORT
           FOR THE PERIOD: NOVEMBER 1, 2005 THROUGH NOVEMBER 30, 2005

     File with Court and submit copy to United States Trustee within 25 days after end of month

                                                                                     DOCUMENT   EXPLANATION
                         REQUIRED DOCUMENTS                             FORM NO.     ATTACHED     ATTACHED
                         ------------------                           ------------   --------   -----------
Schedule of Cash Receipts and Disbursements                           MOR-1              X
   Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)       X
   Copies of bank statements                                                             X
   Cash disbursements journals                                                           X
Statement of Operations                                               MOR-2              X
Balance Sheet                                                         MOR-3              X
Status of Post-Petition Taxes                                         MOR-4              X
   Copies of IRS Form 6123 or payment receipt                                                        X
   Copies of tax returns filed during reporting period                                   X
Summary of Unpaid Postpetition Debts                                  MOR-4              X
   Listing of aged accounts payable                                                                  X
Accounts Receivable Reconciliation and Aging                          MOR-5              X
Debtor Questionnaire                                                  MOR-5              X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.


-------------------------------------   ----------------------------------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*     DATE

-------------------------------------   ----------------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL   TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

     Exhibit A: Intercompany activity summaries
     Exhibit B: Cash disbursements journals
     Exhibit C: Bank statements and reconciliations

                                                                           MOR-1

                                                            THE MIIX GROUP, INC.
                                                         CASE NO: 04-13588 (MFW)

ACTUAL WEEKLY CASH FLOWS
NOVEMBER-05

                                                                                  NOV-05
Week Beginning                            31-OCT    7-NOV     14-NOV    21-NOV   ACTUALS
--------------                           -------   -------   -------   -------   -------
Beginning cash balance                   $92,185   $92,185   $92,185   $92,185   $92,185

Income
   Advantage MSA Payments                     --        --        --        --        --
   MIIX in Rehab Payroll funding / MSA        --        --        --        --        --
   Miscellaneous receipts                     --        --        --        --        --
   Sale proceeds - certain assets             --        --        --        --        --
   Law RE Dividend                            --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total cash                                 --        --        --        --        --

Expenses
   Allocated portion of mgmt. Salaries        --        --        --        --        --
   Advantage Payroll                          --        --        --        --        --
   MIIX in Rehab Payroll                      --        --        --        --        --
   Current Severance commitments              --        --        --        --        --
   Allocation of finance salaries             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total Salaries                             --        --        --        --        --

   Benefits @ 30%                             --        --        --        --        --

   Legal
      DBR                                     --        --        --        --        --
   Other                                      --        --        --        --        --
   Traxi                                      --        --        --        --        --
   US Trustee fee                             --        --        --        --        --

   Overhead Costs                             --        --        --        --        --
   Settlement with MIIX Insurance             --        --        --        --        --
   D&O Renewal                                --        --        --        --        --
   SEC complinace costs                       --        --        --        --        --
   SSG                                        --        --        --        --        --
   Advertising                                --        --        --        --        --
   Consulting                                 --        --        --        --        --
   Tax services                               --        --        --        --        --
   Information System Costs                   --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total expenses                             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Change in cash                             --        --        --        --        --
                                         =======   =======   =======   =======   =======
                                         -------   -------   -------   -------   -------
Ending Cash Balance                      $92,185   $92,185   $92,185   $92,185   $92,185
                                         =======   =======   =======   =======   =======

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

                  NEW JERSEY STATE MEDICAL UNDERWRTIERS, INC.
                             CASE NO. 04-13589(MFW)

ACTUAL WEEKLY CASH FLOWS
NOVEMBER-05

                                                                                               NOV-05      CUMULATIVE
Week Beginning                             31-OCT        7-NOV       14-NOV       21-NOV       ACTUALS    POSTPETITION
--------------                           ----------   ----------   ----------   ----------   ----------   ------------
Beginning cash balance                   $1,584,551   $1,578,762   $1,580,392   $1,487,637   $1,584,551   $1,026,276

Income
   Advantage MSA Payments                        --           --           --           --           --    1,981,332
   MIIX in Rehab Payroll funding / MSA           --           --           --           --           --      100,000
   Miscellaneous receipts                       140        1,630           --           --        1,769      463,140
   Sale proceeds - certain assets                --           --           --           --           --    1,014,511
   Law RE Dividend                               --           --           --           --           --      380,000
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Total cash                                   140        1,630           --           --        1,769    3,938,983

Expenses
   Allocated portion of mgmt. Salaries           --           --           --           --           --           --
   Advantage Payroll (1)                         --           --           --           --           --    1,424,884
   MIIX in Rehab Payroll                         --           --           --           --           --           --
   Current Severance commitments                 --           --           --           --           --           --
   Allocation of finance salaries                --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Total Salaries                                --           --           --           --           --    1,424,884

   Benefits @ 30%                                --           --           --           --           --           --

Professional Fees:
      DBR                                        --           --           --           --           --      286,677
   Other                                         --           --       44,916       37,445       82,361      350,229
   Traxi                                         --           --           --       36,183       36,183      341,246
   US Trustee fee                             3,750           --           --           --        3,750       13,500

   Overhead Costs                             2,178           --           --        2,304        4,482      789,195
   Settlement with MIIX Insurance                --           --           --           --           --      121,828
   D&O Renewal                                   --           --       47,838           --       47,838      194,253
   SEC complinace costs                          --           --           --           --           --           --
   SSG                                           --           --           --           --           --           --
   Advertising                                   --           --           --           --           --           --
   Consulting                                    --           --           --           --           --           --
   Tax services                                  --           --           --           --           --           --
   Information System Costs                      --           --           --           --           --       31,742
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Total expenses                             5,928           --       92,754       75,932      174,615    3,553,554
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Change in cash                            (5,789)       1,630      (92,754)     (75,932)    (172,845)     385,429
                                         ==========   ==========   ==========   ==========   ==========   ==========
                                         ----------   ----------   ----------   ----------   ----------   ----------
Ending Cash Balance                      $1,578,762   $1,580,392   $1,487,637   $1,411,705   $1,411,705   $1,411,705
                                         ==========   ==========   ==========   ==========   ==========   ==========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                 MIIX GROUP                            NJSMU                       TOTAL - COMBINED DEBTORS
                      -------------------------------  -----------------------------------  ------------------------------------
                             12/20/04 - 11/30/05                12/20/04 - 11/30/05                   12/20/04 - 11/30/05
                      -------------------------------  -----------------------------------  ------------------------------------
                        ACTUAL   PROJECTED*  VARIANCE    ACTUAL     PROJECTED*   VARIANCE      ACTUAL    PROJECTED*    VARIANCE
                      ---------  ----------  --------  ----------  -----------  ----------  ----------  -----------  -----------
Beginning cash
   balance            $ 200,077  $ 197,773   $  2,304  $1,026,276  $   994,211  $   32,065  $1,226,353  $ 1,191,984  $   34,369

Income
   Advantage MSA
      Payments               --         --         --   1,981,332    2,155,717    (174,385)  1,981,332    2,155,717    (174,385)
   MIIX in Rehab
      Payroll
      funding / MSA          --         --         --     100,000      117,000     (17,000)    100,000      117,000     (17,000)
   Miscellaneous
      receipts           43,889         --     43,889     463,140           --     463,140     507,029           --     507,029
   Sale proceeds -
      certain assets         --         --         --   1,014,511           --   1,014,511   1,014,511           --   1,014,511
   Law RE Dividend           --         --         --     380,000      400,000     (20,000)    380,000      400,000     (20,000)
                      ---------  ---------   --------  ----------  -----------  ----------  ----------  -----------  -----------
   Total cash            43,889         --     43,889   3,938,983    2,672,717   1,266,266   3,982,872    2,672,717   1,310,155

Expenses
   Allocated portion
      of mgmt.
      Salaries               --     43,721    (43,721)         --       40,000     (40,000)         --       83,721     (83,721)
   Advantage Payroll         --         --         --   1,424,884    1,195,740     229,144   1,424,884    1,195,740     229,144
   MIIX in Rehab
      Payroll                --         --         --          --       90,000     (90,000)         --       90,000     (90,000)
   Current Severance
      commitments            --         --         --          --           --          --          --           --          --
   Allocation of
      finance
      salaries               --         --         --          --       34,973     (34,973)         --       34,973     (34,973)
                      ---------  ---------   --------  ----------  -----------  ----------  ----------  -----------  -----------
   Total Salaries            --     43,721    (43,721)  1,424,884    1,360,713      64,171   1,424,884    1,404,434      20,450

   Benefits @ 30%            --     13,116    (13,116)         --      408,214    (408,214)         --      421,330    (421,330)

   Legal
      DBR                    --         --         --     286,677      360,000     (73,323)    286,677      360,000     (73,323)
   Other                     --     60,000    (60,000)    350,229       40,000     310,229     350,229      100,000     250,229
   Traxi                     --         --         --     341,246      107,980     233,266     341,246      107,980     233,266
   US Trustee fee           250        750       (500)     13,500        5,000       8,500      13,750        5,750       8,000

   Overhead Costs        43,888     13,762     30,126     789,195    1,078,910    (289,714)    833,083    1,092,672    (259,588)
   Settlement with
      MIIX Insurance         --         --         --     121,828      334,000    (212,172)    121,828      334,000    (212,172)
   D&O Renewal           90,753     90,753         --     194,253           --     194,253     285,006       90,753     194,253
   SEC complinace
      costs                  --     15,000    (15,000)         --           --          --          --       15,000     (15,000)
   SSG                       --         --         --          --           --          --          --           --          --
   Advertising            8,425         --      8,425          --           --          --       8,425           --       8,425
   Consulting             8,465         --      8,465          --           --          --       8,465           --       8,465
   Tax services              --         --         --          --           --          --          --           --          --
   Information
      System Costs           --         --         --      31,742      102,000     (70,258)     31,742      102,000     (70,258)
                      ---------  ---------   --------  ----------  -----------  ----------  ----------  -----------  -----------
   Total expenses       151,781    237,103    (85,322)  3,553,554    3,796,816    (243,262)  3,705,335    4,033,919    (328,584)
                      ---------  ---------   --------  ----------  -----------  ----------  ----------  -----------  -----------
   Change in cash      (107,892)  (237,103)   129,211     385,429   (1,124,099)  1,509,528     277,537   (1,361,201)  1,638,739
                      ---------  ---------   --------  ----------  -----------  ----------  ----------  -----------  -----------
                      ---------  ---------   --------  ----------  -----------  ----------  ----------  -----------  -----------
Ending Cash Balance   $  92,185  $ (39,330)  $131,515  $1,411,705  $  (129,888) $1,541,593  $1,503,890  $  (169,218) $1,673,108
                      =========  =========   ========  ==========  ===========  ==========  ==========  ===========  ==========

[*] No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-2

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                                INCOME STATEMENTS FOR THE
                                         PERIODS
                                -------------------------
                                11/01/05 TO   12/21/04 TO
                                  11/30/05      11/30/05
                                -----------   -----------
                                (Unaudited)   (Unaudited)
Net investment income               $--        $   8,293
                                    ---        ---------
Total revenue                        --            8,293
                                    ---        ---------
Expenses:
   Salary, benefits and taxes        --           93,318
   Insurance                         --          203,738
   Professional services             --           44,090
   Other expenses                    --           34,325
                                    ---        ---------
Total expenses                       --          375,471
                                    ---        ---------
Loss before income taxes             --         (367,178)

Federal income tax benefit           --               --
                                    ---        ---------
Net loss                            $--        $(367,178)
                                    ===        =========

                                                                           MOR-2

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                                              INCOME STATEMENTS FOR THE
                                                       PERIODS
                                              -------------------------
                                              11/01/05 TO   12/21/04 TO
                                                11/30/05      11/30/05
                                              -----------   -----------
                                              (Unaudited)   (Unaudited)
MDAdvantage management service agreement       $      --    $ 1,472,029
MDAdvantage incentive payment                         --        100,000
Dividends received from subsidiary                    --        380,000
Gain on Sale of Assets                                --        746,345
Other income                                       1,769        263,166
                                               ---------    -----------
Total revenue                                      1,769      2,961,540
                                               ---------    -----------
Expenses:
   Salary, benefits and taxes                         --        (65,189)
   Insurance                                      47,838        284,539
   Professional services                         124,964      1,201,766
   MDAdvantage management service agreement           --      1,472,029
   Goodwill writeoff                                  --      1,000,000
   Other expenses                                  3,320        277,008
                                               ---------    -----------
Total expenses                                   176,122      4,170,153
                                               ---------    -----------
Income before federal income taxes              (174,353)    (1,208,613)

State and Federal income tax benefit                  --       (163,374)
                                               ---------    -----------
Net income                                     $(174,353)   $(1,045,239)
                                               =========    ===========

                                                                           MOR-3

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                                       BALANCE SHEET AS OF
                                            11/30/2005
                                       -------------------
                                           (Unaudited)
Assets
   Investments in subsidiaries             $ 6,658,855
   Cash & short term investments                92,185
   Other assets                                679,911
                                           -----------
Total Assets                                 7,430,951
                                           ===========
Liabilities & Equity
   Liabilities Subject to Compromise         8,886,290
   Intercompany payable                         35,050
   Other accrued expenses                       16,148
                                           -----------
Total Liabilities                            8,937,488

Equity                                      (1,506,537)
                                           -----------
Total Liabilities & Equity                 $ 7,430,951
                                           ===========

                                                                           MOR-3

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                                                 BALANCE SHEET AS OF
                                                      11/30/2005
                                                 -------------------
                                                     (Unaudited)

Assets
   Investments in subsidiaries                       $ 2,412,774
   Cash & short term investments                       1,106,255
   Intercompany receivables                            8,724,401
   Receivable from MIIX Insurance Co. in Rehab           225,357
   Receivable from MDAdvantage                            45,525
   Prepaid expenses                                       20,768
   Goodwill, net                                              --
   Furniture & equipment                                      --
   Miscellaneous assets                                  342,026
                                                     -----------
Total Assets                                         $12,877,105
                                                     ===========

Liabilities & Equity
   Deferred gain                                     $ 1,500,000
   Liabilities subject to compromise                   3,688,348
   Accrued expenses                                      168,983
   Accrued pension liability                             851,874
   Other liabilites                                        9,045
                                                     -----------
Total Liabilities                                      6,218,250

Equity                                                 6,658,855
                                                     -----------
Total Liabilities & Equity                           $12,877,105
                                                     ===========

                                                                           MOR-4

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                   BEGINNING     AMOUNT                                   ENDING
                                      TAX       WITHHELD    AMOUNT   DATE   CHECK NO.       TAX
                                   LIABILITY   OR ACCRUED    PAID    PAID     OR EFT     LIABILITY
                                  ----------   ----------   ------   ----   ---------   ----------
FEDERAL
   Withholding                    $       --       $--        $--                       $       --
   FICA - Employee                $       --       $--        $--                       $       --
   FICA - Employer                $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Income                         $       --       $--        $--                       $       --
   Other:                         $       --       $--        $--                       $       --
                                  ----------       ---        ---                       ----------
      Total Federal Taxes         $       --       $--        $--                       $       --

STATE & LOCAL
   Withholding                    $       --       $--        $--                       $       --
   Sales                          $       --       $--        $--                       $       --
   Excise                         $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Real Property                  $       --       $--        $--                       $       --
   Personal Property              $       --       $--        $--                       $       --
   Other: Income                  $(2,000.00)      $--        $--                       $(2,000.00)
                                  ----------       ---        ---                       ----------
      Total State & Local Taxes   $(2,000.00)      $--        $--                       $(2,000.00)
                                  ----------       ---        ---                       ----------
TOTAL TAXES                       $(2,000.00)      $--        $--                       $(2,000.00)

                                                                           MOR-4

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                  BEGINNING     AMOUNT                                  ENDING
                                     TAX       WITHHELD    AMOUNT   DATE   CHECK NO.      TAX
                                  LIABILITY   OR ACCRUED    PAID    PAID     OR EFT    LIABILITY
                                  ---------   ----------   ------   ----   ---------   ---------
FEDERAL
   Withholding                    $      --       $--        $--                       $      --
   FICA - Employee                $      --       $--        $--                       $      --
   FICA - Employer                $      --       $--        $--                       $      --
   Unemployment                   $      --       $--        $--                       $      --
   Income                         $      --       $--        $--                       $      --
   Other:                         $      --       $--        $--                       $      --
                                  ---------       ---        ---                       ---------
      Total Federal Taxes         $      --       $--        $--                       $      --

STATE & LOCAL
   Withholding                    $      --       $--        $--                       $      --
   Sales/Use                      $7,883.00       $--        $--                       $7,883.00
   Excise                         $      --       $--        $--                       $      --
   Unemployment/SDI               $      --       $--        $--                       $      --
   Real Property                  $      --       $--        $--                       $      --
   Personal Property              $      --       $--        $--                       $      --
   Other: Escheat                 $1,506.00       $--        $--                       $1,506.00
                                  ---------       ---        ---                       ---------
      Total State & Local Taxes   $9,389.00       $--        $--                       $9,389.00
                                  ---------       ---        ---                       ---------
TOTAL TAXES                       $9,389.00       $--        $--                       $9,389.00

                                                                           MOR-4

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                             AS OF NOVEMBER 30, 2005

                                        POST-PETITION
                VENDOR                   AMOUNTS DUE
                ------                  -------------
SaiberSchlesinger Satz & Goldstein        $ 2,250.00
SaiberSchlesinger Satz & Goldstein          1,197.50
Wilmer Cutler Pickering Hale And Door       8,899.85
Wilmer Cutler Pickering Hale And Door       3,329.60
                                          ----------
   Total                                  $15,676.95
                                          ==========

                                                                           MOR-4

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                             AS OF NOVEMBER 30, 2005

                                     POST-PETITION
              VENDOR                  AMOUNTS DUE
              ------                 -------------
Hewlett-Packard                        $1,399.20
PBCC                                      501.98
SaiberSchlesinger Satz & Goldstein        360.00
Sunguard Recovery Services              3,238.00
                                       ---------
   Total                               $5,499.18
                                       =========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF NOVEMBER 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                   AMOUNT
----------------------------------                                   ------
Total Accounts Receivable at the beginning of the reporting period     $--
+ Amounts billed during the period                                     $--
- Amounts collected during the period                                  $--
Total Accounts Receivable at the end of the reporting period           $--

ACCOUNTS RECEIVABLE AGING                                            AMOUNT
-------------------------                                            ------
0 - 30 days old                                                        $--
31 - 60 days old                                                       $--
61 - 90 days old                                                       $--
91+ days old                                                           $--
Total Accounts Receivable                                              $--
Amount considered uncollectible (Bad Debt)                             $--
Accounts Receivable (Net)                                              $--

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                            YES   NO
----------------------------                                            ---   --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
     explanation below.                                                        X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
     provide an explanation below.                                             X

3.   Have all postpetition tax returns been timely filed? If no,
     provide an explanation below.                                             X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation
     below.                                                              X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Explanation 3.: Post-petition tax returns are in the process of being prepared.
________________________________________________________________________________

________________________________________________________________________________

                                                                      FORM MOR-5
                                                                          (9/99)

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF NOVEMBER 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
----------------------------------                                   ----------
Total Accounts Receivable at the beginning of the reporting period   $8,995,283
+ Amounts billed during the period                                   $       --
- Amounts collected during the period                                $       --
- Intercompany writedowns                                            $       --
Total Accounts Receivable at the end of the reporting period         $8,995,283

ACCOUNTS RECEIVABLE AGING                                              AMOUNT
-------------------------                                            ----------
0 - 30 days old                                                      $       --
31 - 60 days old                                                     $       --
61 - 90 days old                                                     $       --
91+ days old                                                         $8,995,283
Total Accounts Receivable                                            $8,995,283
Amount considered uncollectible (Bad Debt)                           $       --
Accounts Receivable (Net)                                            $8,995,283

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                            YES   NO
----------------------------                                            ---   --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
     explanation below.                                                        X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
     provide an explanation below.                                             X

3.   Have all postpetition tax returns been timely filed? If no,
     provide an explanation below.                                             X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation
     below.                                                              X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Explanation 3.: Post-petition tax returns are in the process of being prepared.
________________________________________________________________________________

________________________________________________________________________________

                                                                      FORM MOR-5
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                   EXHIBIT A: INTERCOMPANY ACTIVITY SUMMARIES

Refer to pages that follow.

                           Exhibit A - Interco (Group)

THE MIIX GROUP, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

                           Exhibit A - Interco (NJSMU)

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                     EXHIBIT B: CASH DISBURSEMENTS JOURNALS

Refer to pages that follow.

                              THE MIIX GROUP, INC.
                             DISBURSEMENTS REGISTER
            FOR THE PERIOD NOVEMBER 1, 2005 THROUGH NOVEMBER 30, 2005

    TYPE      CHECK/WIRE   DATE   PAYEE   AMOUNT
-----------   ----------   ----   -----   ------
No activity

                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                              DISBURSEMENT REGISTER
            FOR THE PERIOD NOVEMBER 1, 2005 THROUGH NOVEMBER 30, 2005

PMT. TYPE   CHECK NO.      DATE                 PAYEE                AMOUNT
---------   ---------   ----------   --------------------------   ------------
Check          1125     11/07/2005   Aon                          $ (47,838.00)
Check          1126     11/17/2005   Traxi LLC                    $ (17,776.20)
Check          1127     11/17/2005   Traxi LLC                    $ (18,160.00)
Check          1128     11/17/2005   Lowenstein Sandler           $  (2,417.20)
Check          1129     11/17/2005   Lowenstein Sandler           $  (7,159.60)
Check          1130     11/17/2005   Traxi LLC                    $    (247.00)
Check          1132     11/17/2005   Epstein Becker & Green       $ (12,019.00)
Check          1133     11/17/2005   Jaspan Schlesinger Hoffman   $    (990.60)
Check          1134     11/17/2005   Jaspan Schlesinger Hoffman   $  (1,963.08)
Check          1135     11/17/2005   Drinker Biddle & Reath       $ (52,283.14)
Check          1136     11/17/2005   Drucker Math Whitman         $ (11,744.72)
Check          1138     11/17/2005   MDAdvantage                  $    (128.13)
Check          1139     11/17/2005   Delaware Claims Agency LLC   $    (888.13)
Check          1140     11/17/2005   Computershare                $  (2,303.93)
Check          1141     11/17/2005   Lowenstein Sandler           $    (203.31)
                                                                  ------------
GRAND TOTAL                                                       $(176,122.04)
                                                                  ============